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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934




Date of Report (Date of earliest event reported)        DECEMBER 13, 2000
                                                  ------------------------------

                                TETRA TECH, INC.
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             (Exact name of registrant as specified in its charter)





          DELAWARE                  0-19566                  95-4148514
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       (State or other            (Commission              (I.R.S. Employer
         jurisdiction             File Number)            Identification No.)
      of incorporation)





        670 N. ROSEMEAD BOULEVARD, PASADENA, CALIFORNIA    91107-2190
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            (Address of principal executive offices)       (Zip Code)



Registrant's telephone number, including area code         (626) 351-4664
                                                     ---------------------------



                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS.

         On December 13, 2000, the Registrant issued a press release announcing that effective December 18, 2000, the ticker symbol under which the Registrant's Common Stock would trade on the Nasdaq National Market would change from "WATR" to "TTEK".

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

               (c)    EXHIBITS.

                      99.1 Press Release dated December 13, 2000.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  December 13, 2000


                                 TETRA TECH, INC.


                                 By:   /s/ JAMES M. JASKA
                                      ------------------------------------------
                                      James M. Jaska
                                      Vice President and Chief Financial Officer